CASE NAME: CHESAPEAKE CORPORATION	ACCRUAL BASIS-1

CASE NUMBERs: 08-36642, 08-36643, 08-36644, 08-36645, 08-36646, 08-36647, 08-36648, 08-36649, 08-36650, 08-36651, 08-36652, 08-36653, 08-36654, 08-36655, 08-36656, 08-36657, 08-36658, 08-36659, 08-36660

BALANCE SHEET
	12/29/2008	2/1/2009

ASSETS
CURRENT ASSETS
Cash and cash equivalents	$1,469,115	$2,158,981
Accounts receivable [1]	6,980,430	7,770,578
Inventories	3,838,065	3,664,000
Prepaid expenses and other current assets	828,719	669,773
Income taxes receivable	2,634,783	2,634,783
TOTAL CURRENT ASSETS	15,751,112	16,898,115

Gross property, plant and equipment:	29,672,645	29,672,761
Less accumulated depreciation	(18,281,155)	(18,505,161)
Net property, plant and equipment	11,391,490	11,167,600

Investment	609,958,833	609,452,228
Net Intercompany receivable[2]	380,411,592	364,771,130
Other assets	48,850,022	45,911,887
TOTAL ASSETS	1,066,363,056	1,048,200,960

CURRENT LIABILITIES
Accounts payable	-	1,041,104
Accrued expenses	-	2,264,062
TOTAL CURRENT LIABILITIES	-	3,305,166

LIABILITIES NOT SUBJECT TO COMPROMISE	-	3,305,166

LIABILITIES SUBJECT TO COMPROMISE[3]	610,331,052	597,238,915

STOCKHOLDERS' EQUITY
Common stock	20,639,605	20,485,638
Additional paid-in capital	370,720,184	370,973,216
Accumulated other comprehensive income (loss)	(107,066,962)	(105,822,347)
Retained earnings	171,739,177	162,020,372
TOTAL STOCKHOLDERS' EQUITY	456,032,004	447,656,878

TOTAL LIABILITIES AND STOCKHOLDERS EQUITY	$1,066,363,056	$1,048,200,960

1. Accounts receivable include $3,461,235 of non trade receivables, deposits, advances and other miscellaneous receivables.
2.     Movement in intercompany receivable balance due to changes in foreign currency exchange rates and ordinary course intercompany transactions with non-debtor related entities, primarily Chesapeake PLC, UK Holdings Limited and Chesapeake Asia Pacific Ltd.

3. Majority of decrease due to foreign exchange fluctuation in the Euro senior subordinated note.

CASE NAME: CHESAPEAKE CORPORATION	ACCRUAL BASIS-2

CASE NUMBERs: 08-36642, 08-36643, 08-36644, 08-36645, 08-36646, 08-36647, 08-36648, 08-36649, 08-36650, 08-36651, 08-36652, 08-36653, 08-36654, 08-36655, 08-36656, 08-36657, 08-36658, 08-36659, 08-36660

INCOME STATEMENT
2/1/2009

Net sales	$4,196,944
Cost of products sold	4,066,668
Selling, general and administrative expenses	1,998,580
Other income (loss), net	(43,931)
Operating loss	(1,912,235)

Reorganization costs and on other financing costs	3,767,001
Interest expense, net	6,291,587

Loss from continuing operations	(11,970,822)

Intercompany income, net	(2,395,372)

Loss from continuing operations before taxes	(9,575,450)

Tax expense	7,880

Loss before discontinued operations	(9,583,330)

Discontinued operations, net of tax	136,752

Net loss	$(9,720,082)

CASE NAME: CHESAPEAKE CORPORATION	ACCRUAL BASIS-3

CASE NUMBERs: 08-36642, 08-36643, 08-36644, 08-36645, 08-36646, 08-36647, 08-36648, 08-36649, 08-36650, 08-36651, 08-36652, 08-36653, 08-36654, 08-36655, 08-36656, 08-36657, 08-36658, 08-36659, 08-36660

CASH RECEIPTS AND DISBURSEMENTS[1]
2/1/2009
Operating activities:
Net loss	$(9,917,347)
Depreciation and amortization	369,015

Changes in operating assets and liabilities, net of acquisitions and dispositions:
Accounts receivable, net	(414,551)
Inventories	135,000
Other assets	168,409
Accounts payable and accrued expenses	(6,132,368)
Income taxes payable	-
Other	3,174,529

Net cash provided by operating activities	(12,617,313)

Investing activities:
Purchases of property, plant and equipment	-
Divestitures	-
Proceeds from sales of property, plant and equipment	-
Other	-
Net cash used in investing activities	-

Financing activities:
Net borrowings on credit lines	-
Payments on long-term debt	-
Proceeds from long-term debt	-
Intercompany	5,452,984
Other	-
Net cash provided by (used in) financing activities	5,452,984

Effect of foreign exchange rate changes on cash and cash equivalents	-

Increase (decrease) in cash and cash equivalents	(7,164,330)

Cash and cash equivalents at beginning of month	9,323,312

Cash and cash equivalents at end of month	$2,158,981

1.
Cashflow statement based on Company's fiscal period from 12/28/08 through 2/1/09, which includes net loss of $197,265 and net cash outflows of approximately $8 million from Dec 29, 2008, which were pre-petition.

CASE NAME: CHESAPEAKE CORPORATION	ACCRUAL BASIS-4

CASE NUMBERs: 08-36642, 08-36643, 08-36644, 08-36645, 08-36646, 08-36647, 08-36648, 08-36649, 08-36650, 08-36651, 08-36652, 08-36653, 08-36654, 08-36655, 08-36656, 08-36657, 08-36658, 08-36659, 08-36660

			SCHEDULE	MONTH
ACCOUNTS RECEIVABLE AGING[1]			AMOUNT	JANUARY 2009
1.	0-30			$3,368,106
2.	31-60			643,867
3.	61-90			185,241
4.	91+			112,128
5.	TOTAL ACCOUNTS RECEIVABLE			$4,309,343
6.	AMOUNT CONSIDERED UNCOLLECTIBLE			-
7.	ACCOUNTS RECEIVABLE (NET)			$4,309,343

AGING OF POSTPETITION TAXES AND PAYABLES				MONTH:	12/29/08-2/1/2009

		0-30	31-60	61-90	91+
TAXES PAYABLE		DAYS	DAYS	DAYS	DAYS	TOTAL
1.	FEDERAL	$ -	$ -	$ -	$ -	$ -
2.	STATE	-	-	-	-	-
3.	LOCAL	-	-	-	-	-
4.	OTHER (ATTACH LIST)	-	-	-	-	-
5.	TOTAL TAXES PAYABLE	$ -	$ -	$ -	$ -	$ -

6.	ACCOUNTS PAYABLE	$ 1,001,752	$ 39,352	$ -	$ -	$ 1,041,104

STATUS OF POSTPETITION TAXES				MONTH	12/29/08-2/1/2009

			BEGINNING	AMOUNT		ENDING
			TAX	WITHHELD AND/	AMOUNT	TAX
FEDERAL			LIABILITY*	0R ACCRUED	PAID	LIABILITY
1.	WITHHOLDING**		$ -	$ 201,836	$ 182,136	$ 19,701
2.	FICA-EMPLOYEE**		-	131,210	114,640	16,570
3.	FICA-EMPLOYER**		-	131,210	114,640	16,570
4.	UNEMPLOYMENT		-	11,619	9,962	1,657
5.	INCOME		-	-	-	-
6.	OTHER (ATTACH LIST)		-	-	-	-
7.	TOTAL FEDERAL TAXES		$ -	$ 475,875	$ 421,379	$ 54,497
STATE AND LOCAL
8.	WITHHOLDING		$ -	$ 99,278	$ 87,048	$ 12,230
9.	SALES		-	-	-	-
10.	EXCISE		-	-	-	-
11.	UNEMPLOYMENT		-	62,072	54,541	7,530
12.	REAL PROPERTY		-	-	-	-
13.	PERSONAL PROPERTY		-	-	-	-
14.	OTHER (ATTACH LIST)[2]		-	27,773	27,773	-
15.	TOTAL STATE & LOCAL		$ -	$ 189,123	$ 169,363	$ 19,760
16.	TOTAL TAXES		$ -	$ 664,998	$ 590,741	$ 74,257

1. Does not include deposits/advances which are included in the balance sheet and miscellaneous receivables not recorded under the AR subledger.
2. $27,299.28 relates to withholding taxes for Board of Director payments.
*	The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
**	Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

CASE NAME: CHESAPEAKE CORPORATION									ACCRUAL BASIS-5

CASE NUMBERs: 08-36642, 08-36643, 08-36644, 08-36645, 08-36646, 08-36647, 08-36648, 08-36649, 08-36650, 08-36651, 08-36652, 08-36653, 08-36654, 08-36655, 08-36656, 08-36657, 08-36658, 08-36659, 08-36660

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc.  Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

								MONTH:	12/29/08-2/1/2009
BANK RECONCILIATIONS

A. BANK:		Bank of America	Bank of America	Bank of America	Bank of America	Bank of America	Bank of America	Bank of America	Bank of America	Wilmington Trust
B. ACCOUNT NUMBER:		4426474698	3359003343	3359003335	3359003368	4426474672	3359003350	4426474630	0049 6189 8991	2881-0598	TOTAL
C. PURPOSE (TYPE):		Concentration	AP Account	Payroll	AP Account	Deposit	AP Account	Deposit	Deposit/Wdrwl	Deposit/Wdrwl
1.	BALANCE PER BANK STATEMENT	$2,201,818	$ 109,356	$ 109,104	$ -	$ -	$ 288,981	$ -	$ 10,756	$ 21,541	$2,741,555
2.	ADD: TOTAL DEPOSITS NOT CREDITED	-	-	-	-	-	-	-	-	-	-
3.	SUBTRACT: OUTSTANDING CHECKS	-	(74,485)	(27,461)	-	-	(482,449)	-	(3,987)	(2,686)	(591,069)
4.	OTHER RECONCILING ITEMS	(12)	55	(1,536)	-	-	532	-	20	-	(941)
5.	MONTH END BALANCE PER BOOKS	2,201,806	34,925	80,107	-	-	(192,937)	-	6,789	18,855	2,149,545
6.	NUMBER OF LAST CHECK WRITTEN	N/A	N/A	N/A	N/A	N/A	76228	N/A	N/A	N/A	N/A

INVESTMENT ACCOUNTS

								DATE OF	TYPE OF	PURCHASE	CURRENT
BANK, ACCOUNT NAME & NUMBER								PURCHASE	INSTRUMENT	PRICE	VALUE
7.
8.
9.
10.
11.	TOTAL INVESTMENTS										-

CASH

12.	CURRENCY ON HAND										$ 9,437

13.	TOTAL CASH - END OF MONTH										$2,158,981

CASE NAME: CHESAPEAKE CORPORATION	ACCRUAL BASIS-6

CASE NUMBERs: 08-36642, 08-36643, 08-36644, 08-36645, 08-36646, 08-36647, 08-36648, 08-36649, 08-36650, 08-36651, 08-36652, 08-36653, 08-36654, 08-36655, 08-36656, 08-36657, 08-36658, 08-36659, 08-36660
MONTH: 12/29/08-2/1/2009

PAYMENTS TO INSIDERS AND PROFESSIONALS
OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS.  ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSIDERS
		TYPE OF	AMOUNT	TOTAL PAID
	NAME	PAYMENT	PAID	TO DATE
1.		See Appendix A
2.
3.
4.
5.
6.	TOTAL PAYMENTS TO INSIDERS		$ -	$ -

	PROFESSIONALS
	NAME	DATE OF COURT ORDER AUTHORIZING PAYMENT	AMOUNT APPROVED	AMOUNT PAID	TOTAL PAID TO DATE	TOTAL INCURRED & UNPAID *

1.	Hunton & Williams					$ 542,840
2.	Goldman Sachs					229,638
3.	Alvarez & Marsal					347,882
4.	Hammonds					54,725
5.	Tavenner & Beran					2,964
6.	Kekst & Company		5,263	5,263	5,263	-
7.	Kurtzman Carson Consultants					50,000
8.	Quarles & Brady					267,409
9.	Ivins, Phillips, & Barker					15,736
10.	Greenberg Traurig, LLP					415,550
11.	Lowenstein & Sandler PC					-
12.	Gordian Group LLC					81,019
	TOTAL PAYMENTS
	TO PROFESSIONALS		$ 5,263	$ 5,263	$ 5,263	$ 2,007,762

*	INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED. INCURRED FEES ARE MANAGEMENT ESTIMATES.

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

NAME OF CREDITOR		SCHEDULED MONTHLY PAYMENTS DUE	AMOUNTS PAID DURING MONTH	TOTAL UNPAID POSTPETITION
1.	Raleigh Portfolio LLC	$ 49,348	$ 49,348	$ -
2.	Schwarz & Schwarz LLC	4,500	9,000	-
3.	Arrow Lock MFG CO Inc.	45,567	45,567	-
4.	James Center	82,729	82,729	-
5.	Lanier Parking Solutions	7,460	7,460
6.	CSC Leasing	8,317	8,317
7.	Ikon Leasing	10,276	10,276
8.	Net Telcos	8,289	8,289
9.	Pre-Petition Credit Facility[1]	-	446,788	-
	TOTAL	$ 216,485	$ 667,773	$ -

1.	Chesapeake PLC paid credit facility interest and fees of $3 million on the behalf of Chesapeake Corporation.
The amount was charged back to Chesapeake Corporation via intercompany charge.

CASE NAME: CHESAPEAKE CORPORATION	APPENDIX A

CASE NUMBERs: 08-36642, 08-36643, 08-36644, 08-36645, 08-36646, 08-36647, 08-36648, 08-36649, 08-36650, 08-36651, 08-36652, 08-36653, 08-36654, 08-36655, 08-36656, 08-36657, 08-36658, 08-36659, 08-36660

PAYMENTS TO INSIDERS AND PROFESSIONALS

MONTH:	12/29/08-2/1/2009
OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSIDERS[1]
		TYPE OF	AMOUNT	TOTAL PAID
	NAME	PAYMENT	PAID	TO DATE
1.	Buchan, Brian J	BOD Fees	$ 1,260	$ 1,260
2.	Causey Jr, John Paul	Payroll	36,500	36,500
3.	Decaluwe, Rafael C	BOD Fees	4,520	4,520
4.	Fell, Sir David	BOD Fees	9,968	9,968
5.	Formacek, Candace C.	Payroll	23,125	23,125
6.	Fowden, Jerry	BOD Fees	1,260	1,260
7.	Hellyar, Mary Jane	BOD Fees	1,800	1,800
8.	Henderson, Thomas	Expense Reimb	1,151	1,151
9.	Henderson, Thomas M	Payroll	25,000	25,000
10.	Henfling, Robin	Payroll	33,086	33,086
11.	Hockett, Vincent W.	Payroll	33,125	33,125
12.	Kekst & Company	Professional	5,263	5,263
13.	Kohut, Andrew J	Payroll	71,250	71,250
14.	Kohut, Andrew J	Expense Reimb	290	290
15.	McKeough, John	Expense Reimb	5,961	5,961
16.	Mckeough, John P.	Payroll	22,548	22,548
17.	Mostrom, Joel K.	Payroll	42,500	42,500
18.	Naftzger, Christopher	Payroll	22,625	22,625
19.	Petit, Henri	BOD Fees	1,260	1,260
20.	Rosenblum, DR. John W.	BOD Fees	5,400	5,400
21.	Swade, Terry A.	Payroll	12,875	12,875
22.	Thelander, Beverly L.	BOD Fees	5,400	5,400
23.	Turley, Troy	Expense Reimb	1,020	1,020
24.	Turley, Troy L.	Payroll	22,953	22,953
25.	Winter, David A	Payroll	18,887	18,887
26.	Winter, David A	Expense Reimb	117	117
	TOTAL PAYMENTS
	TO INSIDERS		$ 409,146	$ 409,146

1. Includes 12/31/08, 1/15/09 ad 1/31/09 payrolls.

CASE NAME: CHESAPEAKE CORPORATION	ACCRUAL BASIS-7

CASE NUMBERs: 08-36642, 08-36643, 08-36644, 08-36645, 08-36646, 08-36647, 08-36648, 08-36649, 08-36650, 08-36651, 08-36652, 08-36653, 08-36654, 08-36655, 08-36656, 08-36657, 08-36658, 08-36659, 08-36660
MONTH: 12/29/08-2/1/2009

QUESTIONNAIRE

		YES	NO
1.	HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE		X
THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?
2.	HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT		X
OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?
3.	ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR	X
LOANS) DUE FROM RELATED PARTIES?
4.	HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES	X
THIS REPORTING PERIOD?
5.	HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE	X
DEBTOR FROM ANY PARTY?
6.	ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?		X
7.	ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES		X
PAST DUE?
8.	ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?		X
9.	ARE ANY OTHER POSTPETITION TAXES PAST DUE?		X
10.	ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS		X
DELINQUENT?
11.	HAVE ANY PREPETITION TAXES BEEN PAID DURING THE	X
REPORTING PERIOD?
12.	ARE ANY WAGE PAYMENTS PAST DUE?		X

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

3. Ordinary course intercompany transactions have given rise to postpetition receivables.
4. Payments on prepetition liabilities have been made pursuant to first day motions granted by the Bankruptcy Court.
5. Debtor entities have received intercompany receivable payments from non-debtor related entities.
11. Withholding taxes have been paid pursuant to first day motions granted by the Bankruptcy Court.

CASE NAME: CHESAPEAKE CORPORATION	ACCRUAL BASIS-7A

CASE NUMBERs: 08-36642, 08-36643, 08-36644, 08-36645, 08-36646, 08-36647, 08-36648, 08-36649, 08-36650, 08-36651, 08-36652, 08-36653, 08-36654, 08-36655, 08-36656, 08-36657, 08-36658, 08-36659, 08-36660
MONTH: 12/29/08-2/1/2009

INSURANCE
	YES	NO
1. ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?	X
2. ARE ALL PREMIUM PAYMENTS PAID CURRENT?	X
3. PLEASE ITEMIZE POLICIES BELOW.

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW.  ATTACH ADDITIONAL SHEETS IF NECESSARY.

For Period December 29, 2008 to February 1, 2009 INSURANCE SCHEDULE
Type	Carrier/Agent	Period Covered	Payment Amount	Frequency
Material Damage/ Business Interruption	Endurance Worldwide Insurance Ltd. and Others	9/30/08 - 9/29/09	£806,302	Paid at Inception
Public / Products Liability (Incl Product Recall)	XL Insurance Company	9/30/08 - 9/29/09	£679,637	Paid at Inception
Excess Public / Products Liability (Incl Product Recall)	AIG Europe (UK) Limited	9/30/08 - 9/29/09	£79,884	Paid at Inception
2nd Excess Public / Products Liability (Incl Product Recall)	XL Insurance Company Limited	9/30/08 - 9/29/09	£53,258	Paid at Inception
Group Personal Accident / Travel	Chubb Insurance Company of Europe S.A.	9/30/08 - 9/29/09	£39,107	Paid at Inception
Machinery Movement / Marine Transit	Northern Marine Underwriters Limited acting on behalf of the Watkins Syndicate at Lloyd's (NMU)	10/1/2008-9/30/2009	£1,750	Paid at Inception
Primary Directors & Officers Liability Insurance	National Union Fire Insurance Company of Pittsburgh (AIG)	1/1/09 - 1/1/10	$800,000	Paid at Inception
Excess Directors and Officers Liability	Ace American Insurance Company	1/1/09 - 1/1/10	$300,000	Paid at Inception
Directors and Officers Liability Excess DIC Policy	Ace American Insurance Company	1/1/09 - 1/1/10	$200,000	Paid at Inception
Fiduciary Liability	Federal Insurance Company	1/1/09 - 1/1/10	$53,000	Paid at Inception
Excess Fiduciary Liability	National Union Fire Insurance Company of Pittsburgh (AIG)	1/1/09 - 1/1/10	$43,569	Paid at Inception
U.S. Property/Business Interruption Policy (FIR300041)	Generali	10/1/08-10/1/09	£28,494	Paid at Inception
Outside Directorship Liability Insurance	Federal Insurance Company	1/1/09 - 1/1/10	$3,500	Paid at Inception
Crime Insurance	Zurich American Insurance Company	1/1/09 - 1/1/10	$84,262	Paid at Inception
Employed Lawyers Liability	American International Specialty Lines Insurance Company	5/17/08 - 5/17/09	$27,025	Paid at Inception
New York Statutory Disability Insurance	Hartford Life Insurance Co.	10/1/2008 - 9/30/2009	$45	Paid at Inception
New York Statutory Disability Insurance	Hartford Fire Insurance Company	10/1/2008 - 9/30/2009	$26,379	Paid at Inception
US Workers Compensation	Hartford Fire Insurance Co.	9/30/08 - 9/30/09	$305,112	Paid at Inception
US Auto Insurance	Hartford Fire Insurance Co.	9/30/08 - 9/30/09	$9,565	Paid at Inception
US Terrorism	XL Insurance Company Limited	9/30/08 - 9/30/09	$564	Paid at Inception
Supplemental Travel / Accident Policy	Life Insurance Company of North America	1/1/09 - 1/1/10	$1,426	Paid at Inception
Kidnap & Ransom	Federal Insurance Company	1/1/07 - 1/1/10	$25,000	Paid at Inception
Natural Resources Liability and Clean-Up	American International Specialty Lines Insurance Company	12/31/00 - 12/31/20	$6,500,000	Paid at Inception

 ACCRUAL BASIS

CASE NAME: CHESAPEAKE CORPORATION

CASE NUMBERs: 08-36642, 08-36643, 08-36644, 08-36645, 08-36646, 08-36647, 08-36648, 08-36649, 08-36650, 08-36651, 08-36652, 08-36653, 08-36654, 08-36655, 08-36656, 08-36657, 08-36658, 08-36659, 08-36660
JUDGE: DOUGLAS O. TICE JR.

UNITED STATES BANKRUPTCY COURT

EASTERN DISTRICT OF VIRGINIA

RICHMOND DIVISION

MONTHLY OPERATING REPORT

MONTH ENDING: DECEMBER 29th, 2008 TO FEBRUARY 1, 2009

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7A) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ JOEL K. MOSTROM	EXECUTIVE VICE PRESIDENT & CHIEF FINANCIAL OFFICER
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	TITLE

JOEL K. MOSTROM	FEBRUARY 27, 2009
PRINTED NAME OF RESPONSIBLE PARTY	DATE

PREPARER:
/s/ KATHRYN L. TYLER	ASSISTANT CONTROLLER
ORIGINAL SIGNATURE OF PREPARER	TITLE

KATHRYN L. TYLER	FEBRUARY 27, 2009
PRINTED NAME OF PREPARER	DATE